Exhibit 4.1

Number

D 19151

STATEMENT OF POWERS:	COMMON STOCK
PROVISIONS RELATING TO PROHIBITION OF TRANSFER OF SHARES	PAR VALUE $.01
AND OTHER RESTRICTIONS

If necessary to effect compliance by the Corporation with requirements of the Internal Revenue Code relating to real estate investment trusts, rights of the holder of the Shares represented by this certificate may be restricted by the Corporation and/or the transfer thereof may be prohibited upon the terms and conditions set forth in the Articles of Incorporation. The Corporation will furnish A copy of such terms and conditions and a statement of all the powers, designations, participating, optional or other special rights of each class of stock issued by the Corporation and the qualifications, limitations or restrictions of such preferences and/or rights to the registered holder of the certificate upon request and without charge.

Shares
INCORPORATED UNDER THE LAWS OF THE STATE OF INDIANA
CUSIP 264411 50 5
THIS CERTIFICATE IS TRANSFERABLE IN NEW YORK, N.Y.	SEE REVERSE FOR CERTAIN DEFINITIONS

Duke Realty Investments, Inc.

This certifies that

is the owner of

FULLY PAID AND NON-ASSESSABLE SHARES OF THE COMMON STOCK OF

Duke Realty Investments, Inc. transferable on the books of the Corporation in person or by duly authorized attorney upon surrender of this certificate properly endorsed. This certificate is not valid until countersigned by the Transfer Agent and registered by the Registrar.

Witness the signatures of the duly authorized officers of the Corporation.

NAME CHANGED TO

DUKE REALTY CORPORATION

EFFECTIVE JULY 1, 2001

(FORMERLY DUKE-WEEKS REALTY CORPORATION)

Dated:

COUNTERSIGNED AND REGISTERED:
AMERICAN STOCK TRANSFER & TRUST COMPANY
TRANSFER AGENT AND REGISTRAR,

By		/s/ Howard L. Feinsand	/s/ Dennis D. Oklak
		CORPORATE SECRETARY	CHAIRMAN AND CHIEF EXECUTIVE OFFICER

AUTHORIZED OFFICER

BANK NOTE CORPORATION OF AMERICA

The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM	–	as tenants in common	UNIF GIFT MIN ACT –		Custodian
				(Cust)		(Minor)

TEN ENT	–	as tenants by the entireties		under Uniform Gifts to Minors

JT TEN	–	as joint tenants with right		Act
		of survivorship and not as		(State)
tenants in common

Additional abbreviations may also be used though not in the above list.

For value received,                                                                                  hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER IDENTIFYING NUMBER OF ASSIGNEE

PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS INCLUDING POSTAL ZIP CODE OF ASSIGNEE

Shares
represented by the within Certificate, and do hereby irrevocably constitute and appoint

Attorney to transfer the said shares on the books of the within-named Corporation with full power of substitution in the premises.

Dated,

NOTICE: THE SIGNATURE(S) TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME AS WRITTEN UPON THE FACE OF THE CERTIFICATE, IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT, OR ANY CHANGE WHATEVER.